EXHIBIT 3.145

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF ORGANIZATION, 06/20/1997

consisting of 2 pages, is a true and complete copy of the original of said document on file with this office for:

G&L GARDENS, LLC
ACC file number: L-0811189-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 13, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

STATE OF ARIZONA

OFFICE OF THE

CORPORATION COMMISSION

ARTICLES OF ORGANIZATION

AZ CORP. COMMISSION FILED JUN 20 1997

APPR	(ILLEGIBLE)
TERM
DATE	(ILLEGIBLE)

L-0811189-8

Pursuant to A.R.S. §29-632 the undersigned states as follows:

1.	The name of the limited liability company is

G&L GARDENS, L. L. C.
(ILLEGIBLE)

2.	The address of the registered office in Arizona is
3225 North Central Avenue, Phoenix

	located in the Country of	Maricopa

3.	The statutory agent’s name and address is	CT CORPORATION SYSTEM
3225 North Central Avenue, Phoenix, Maricopa County,
Arizona 85012

4.	There are or will be two or more members at the time the limited liability company is formed.

5.	The latest date on which the limited liability company is to dissolve is	December 30, 2050

6.	A. (Check appropriate Box.)

☒ Management of the limited liability company is vested in a manager or managers.

☐ Management of the limited liability company is reserved to the members.

(ARIZ. –LLC 3235 – 7/1/94)

 (ILLEGIBLE)

B. (Check appropriate box.)

The name and address of each person who is a ☒ Manager ☐ Member who owns a 20% of more interest in the capital or profits ☐ Member who owns less than 20% interest in the capital or profits, of the limited liability company is

G&L Senior Care, Inc. 439 N. Bedford Drive, Beverly Hills CA 90210

Signed:	(ILLEGIBLE)	Date	(ILLEGIBLE)

Signed:		Date

CT CORPORATION SYSTEM__________________, having been designated to act as Statutory Agent, hereby consent to act in that capacity until removed or resignation is submitted in accordance with the Arizona Revised Statutes.

CT CORPORATION SYSTEM

BY:	/s/ William C. Bradford
William C. Bradford, Jr.
Vice President

(ARIZ. –LLC 3235)

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

AMENDED AND RESTATED ARTICLES, 08/24/2006

consisting of 2 pages, is a true and complete copy of the original of said document on file with this office for:

G&L GARDENS LLC
ACC file number: L-0811189-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 19, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

AZ CORPORATION COMMISSION FILED AUG 24 2006 FILE NO. L-0811189-8	EXPEDITED AMENDED AND RESTATED ARTICLES OF ORGANIZATION OF G&L GARDENS, L.L.C.

          G&L Gardens, L.L.C. hereby amends and restates its Articles of Organization, which were originally filed on June 20, 1997, as follows:

          1.          The name of the limited liability company (the “Company”) is:

“G&L Gardens, L.L.C.”

          2.          The address of the Company’s registered office is c/o CT Corporation System, 2394 E. Camelback Road, Phoenix, Arizona 85016, and the name and business address of the Company’s agent for service of process are:

CT Corporation System
2394 E. Camelback Road
Phoenix, AZ 85016

          3.          The Company shall have unlimited duration.

          4.          Management of the Company is vested in a Manager, whose name and business address are G&L Senior Care Properties, L.L.C., 439 N. Bedford Drive, Beverly Hills, California 90210.

          5.          The sole member of the Company is G&L Senior Care Properties, L. L. C., whose business address is 439 N. Bedford Drive, Beverly Hills, California 90210.

DATED: August 21, 2006

G&L Senior Care Properties, L.L.C., Manager

	By:	/s/ Steven D. Lebowitz
	Its:	Manager

$ PAID
6010637

Telephone (520) 798-3803 Facsimile (520) 620-0405 Email jwzeeb@hpzlaw.com	Law Office of James W. Zeeb ROCKWELL BUILDING 405 WEST FRANKLIN TUCSON, ARIZONA 85701-8209	OF COUNSEL TO: PHILLIPS, MOELLER & CONWAY, P.L.L.C. HECKER & MUEHLEBACH, P.L.L.C.

August 24, 2006

Arizona Corporation Commission
400 W. Congress, Suite 221
Tucson, AZ 85701

Re:       G&L Gardens, L.L.C.

Dear Sir or Madam:

Enclosed for expedited filing are an original and one copy of Amended and Restated Articles of Organization for the above-referenced limited liability company, together with a check in the amount of $60.00 representing payment of the $25.00 filing fee and $35.00 expedited filing fee.

 If you have any questions, please feel free to contact me.

Very truly yours,

/s/ James W. Zeeb

James W. Zeeb

Enclosures

RECEIVED

AUG 24 2006

ARIZONA CORP. COMMISSION
CORPORATIONS DIVISION

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

          The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF AMENDMENT, 07/22/2009

consisting of 2 pages, is a true and complete copy of the original of said document on file with this office for:

G&L GARDENS, LLC
ACC file number: L-0811189-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 18, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

AZ CORPORATION COMMISSION
FILED

JUL 06 2009

FILE NO. L-0811189-8

SECOND AMENDED AND RESTATED
ARTICLES OF ORGANIZATION
OF
G&L GARDENS, L.L.C.

          G&L Gardens, L.L.C. hereby amends and restates its Amended and Restated Articles of Organization, which were filed on August 24, 2006, as follows:

          1.          The name of the limited liability company (the “Company”) is:

“G&L Gardens, L.L.C.”

          2.          The address of the Company’s registered office is c/o CT Corporation System, 2394 E. Camelback Road, Phoenix, Arizona 85016, and the name and business address of the Company’s agent for service of process are:

CT Corporation System
2394 E. Camelback Road
Phoenix, AZ 895016

          3.          The duration of the Company shall continue until the first to occur of: (a) the dissolution of the Company as provided in Article IX of its Operating Agreement; or (b) December 31, 2065.

          4.          Management of the Company is vested in a manager, whose name and business address are:

G&L Senior Care Properties, LLC
439 N. Bedford Drive
Beverly Hills, CA 90210.

          5.          The sole member of the Company is G&L Senior Care Properties, LLC, whose business address is 439 N. Bedford Drive, Beverly Hills, California 90210.

DATED: May 31, 2009	G&L Senior Care Properties, LLC,
a Nevada limited liability company
AZ CORPORATION COMMISSION
FILED	By:	/s/ Steven D. Lebowitz
Steven D. Lebowitz
JUL 22 2009		Its: Managing Member

FILE NO. L-0811189-8

G&L Gardens, L.L.C.	SECOND AMENDED AND RESTATED
ARTICLES OF ORGANIZATION

ACCEPTANCE OF APPOINTMENT BY STATUTORY AGENT

The undersigned, having been designated to act as Statutory Agent of G&L Gardens, L.L.C., hereby consents to act in that capacity until removed or its resignation is submitted in accordance with the Arizona Revised Statutes.

DATED: July 6, 2009	CT CORPORATION SYSTEM
a Delaware corporation

	By:	/s/ Donald H. Boadway
	Printed Name:	Donald H. Boadway
	Its:	Assistant Secretary

G&L Gardens, L.L.C.	SECOND AMENDED AND RESTATED
ARTICLES OF ORGANIZATION

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF AMENDMENT, 12/21/2012

consisting of 4 pages, is a true and complete copy of the original of said document on file with this office for:

G&L GARDENS, LLC
ACC file number: L-0811189-8

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 13, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ George Moya
GEORGE MOYA

AZ CORPORATION COMMISSION	AZ CORPORATION
FILED	FILED

DEC 07 2012	DEC 21 2012
FILE NO. L-0811189-8	FILE NO. L-0811189-8

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

ARTICLES OF AMENDMENT

Read the Instructions L0151

1.	ENTITY NAME – give the exact name of the LLC as currently shown in A.C.C. records:
G&L Gardens, L.L.C.

2.	A.C.C. FILE NUMBER:	L-0811189-8
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

CHECK THE BOX NEXT TO EACH CHANGE BEING MADE AND
COMPLETE THE REQUESTED INFORMATION FOR THAT CHANGE.

3.	☐	ENTITY NAME CHANGE – type or print the exact NEW name of the LLC in the space below:

4.	☑	MEMBERS CHANGE (CHANGE IN MEMBERS) – see Instructions L0151 – Use one block per person - FOR MEMBERS CURRENTLY SHOWN IN A.C.C. RECORDS - list the name of each member being changed, and below that provide any new information for that member (new name and/or address), then check all boxes that apply to indicate the change being made for that member. FOR NEW MEMBERS – in a separate block, list the name in the NEW Name blank and give the address, and check the appropriate box. If more space is needed, complete and attach the Amendment Attachment for Members form L044.

G&L Senior Care Properties, LLC
Name currently shown in ACC records				Name currently shown in ACC records
OHI Asset HUD SF, LLC
NEW Name				NEW Name
200 International Circle, Suite 3500				439 N. Bedford Dr.
Address 1				Address 1

Address 2 (optional)				Address 2 (optional)
Hunt Valley		MD	21030	Beverly Hills	CA	90210
City	UNITED STATES	State or Province	Zip	City	State or Province	Zip
Country				Country
☐ Address change	☑ Add as 20% or more member			☐ Address change	☐ Add as 20% or more member
☐ Name change	☐ Add as less than 20% member			☐ Name change	☐ Add as less than 20% member
	☐ Remove member				☑ Remove member

Name currently shown in ACC records				Name currently shown in ACC records

NEW Name				NEW Name

Address 1				Address 1

Address 2 (optional)				Address 2 (optional)

City		State or Province	Zip	City	State or Province	Zip
Country				Country
☐ Address change	☐ Add as 20% or more member			☐ Address change	☐ Add as 20% or more member
☐ Name change	☐ Add as less than 20% member			☐ Name change	☐ Add as less than 20% member
	☐ Remove member				☐ Remove member

L016.001	Arizona Corporation Commission – Corporations Division
Rev. 2010	Page 1 of 3

5.	☐	MANAGERS CHANGE (CHANGE IN MANAGERS) – Use one block per person – FOR MANAGERS CURRENTLY SHOWN IN A.C.C. RECORDS - list the name of each manager being changed, and below that provide any new information for that manager (new name and/or address), then check all boxes that apply to indicate the change being made for that manager. FOR NEW MANAGERS – in a separate block, list the name in the NEW Name blank and give the address, and check the appropriate box. If more space is needed, complete and attach the Amendment Attachment for Managers form L043.

Name currently shown in ACC records			Name currently shown in ACC records

NEW Name			NEW Name

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)

City	State or Province	Zip	City	State or Province	Zip
Country			Country
☐ Address change	☐ Add as manager		☐ Address change	☐ Add as manager
☐ Name change	☐ Remove manager		☐ Name change	☐ Remove manager

6.	☐	MANAGEMENT STRUCTURE CHANGE – see Instructions L0151 – check only one box below and follow instructions:
		☐	CHANGING TO MANAGER-MANAGED LLC – complete and attach the Manager Structure Attachment form L040. The filing will be rejected if it is submitted without the attachment.
		☑	CHANGING TO MEMBER-MANAGED LLC – complete and attach the Member Structure Attachment form L041. The filing will be rejected if it is submitted without the attachment.

7.	☐	STATUTORY AGENT CHANGE – NEW AGENT appointed – see Instructions L0151
	7.1	REQUIRED – give the name (can be an Individual or an entity) and physical or street address (not a P.O. Box) in Arizona of the NEW statutory agent:	7.2	OPTIONAL – mailing address in Arizona of NEW Statutory Agent (can be a P.O. Box):

Statutory Agent Name (required)

Attention (optional)			Attention (optional)

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)
City	State	Zip	City	State	Zip
7.3	REQUIRED – the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Amendment.

8.	☐	STATUTORY AGENT ADDRESS CHANGE – ADDRESS OF CURRENT STATUTORY AGENT – complete 8.1 and/or 8.2:
	8.1	NEW physical or street address (not a P.O. Box) in Arizona of the existing statutory agent:	8.2	NEW mailing address in Arizona of the existing statutory agent (can be a P.O. Box):

Attention (optional)			Attention (optional)

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)
City	State	Zip	City	State	Zip

L016.001	Arizona Corporation Commission – Corporations Division
Rev. 2010	Page 2 of 3

9.	☒	ARIZONA KNOWN PLACE OF BUSINESS ADDRESS CHANGE:
	9.1	Is the NEW Arizona known place of business address the same as the street address of the statutory agent?
☒ Yes – go to number 10 and continue
☐ No – go to number 9.2 and continue

	9.2	If you answered “No” to number 9.1, give the NEW physical or street address (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)

Address 1

Address 2 (optional)

City	State or	Zip
Province
Country

10.	☐	DURATION CHANGE – check one to indicate the NEW duration or life period of the LLC:
		☐	Perpetual
		☐	The LLC’s life period will end on this date: ___________________ (enter a date – mm/dd/yy)
		☐	The LLC’s life period will end upon the occurrence of the event:

_________________________________________________________________ (describe an event)

11.	☐	ENTITY TYPE CHANGE – If changing entity type, check one and follow instructions:
		☐	Changing to a PROFESSIONAL LLC – number 12 must also be completed.
		☐	Changing to a NON-PROFESSIONAL LLC (professional LLC becoming a regular LLC).

12.	☐	PROFESSIONAL SERVICES CHANGE – describe the NEW type of professional services the professional LLC will render:

13.	☐	OTHER AMENDMENT – If an amendment was made that was not addressed by the check boxes on this form, then you must attach to these Articles of Amendment a complete copy of the LLC’s written amendment.

SIGNATURE:	By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☒ I ACCEPT

/s/ Daniel J. Booth	Daniel J. Booth	11/30/2012
Signature	Printed Name	Date (mm/dd/yy)

REQUIRED – check only one and fill in the corresponding blank if signing for an entity:

☐	This is a manager-managed LLC and I am signing individually as a manager or I am signing for an entity manager named:	☒	This is a member-managed LLC and I am signing individually as a member or I am signing for an entity member named:
OHI Asset HUD SF, LLC

Filing Fee: $25.00 (regular processing) Expedited processing – add $35.00 to filing fee. All fees are nonrefundable – see Instructions.	Mail: Fax:	Arizona Corporation Commission – Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

L015.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 3 of 3

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

STATUTORY AGENT ACCEPTANCE
Please read Instructions M0021

1.	ENTITY NAME – give the exact name In Arizona of the corporation or LLC that has appointed the Statutory Agent:

G&L Gardens, L.L.C.

2.	A.C.C. FILE NUMBER (if entity is already incorporated or registered in AZ):	L-081189-8
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3.	STATUTORY AGENT NAME – give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be either an Individual or an entity):

C T Corporation System

3.1	Check one box:	☐ The statutory agent is an Individual (natural person).
☒ The statutory agent is an Entity.

STATUTORY AGENT SIGNATURE:

By the signature appearing below, the Individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named in number 1 above, and acknowledges that the appointment is effective until the entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT
Virginia G. Flock
/s/ Virginia G. Flock	Assistant Secretary	12/7/2012
Signature	Printed Name	Date

REQUIRED – check only one:

☐	Individual as statutory agent: I am signing on behalf of myself as the Individual	©	Entity as statutory agent: I am signing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

Filing Fee: none (regular processing)	Mail:	Arizona Corporation Commission – Corporate Filings Section
Expedited processing – add $35.00 to filing fee.		1300 W. Washington St., Phoenix, Arizona 85007
All fees are nonrefundable – see Instructions.	Fax:	602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

M002.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 1 of 1